Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
16. Subsequent Events
On January 26, 2026, the Company completed a
follow-on
offering of 2,679,600 shares of common stock, at a public offering price of $31.00 per share, of which 2,636,651 shares were issued and sold by the Company and 42,949 shares were sold by certain selling stockholders. The Company received net proceeds of $76.8 million after deducting underwriting discounts and commissions of $4.9 million, but before offering expenses of approximately $1.5 million. The Company did not receive any proceeds from the sale of shares by the selling stockholders.